                              LEASE AMENDMENT NO. 1

        This LEASE AMENDMENT No. 1 (this "Amendment") is entered into as of January 28, 1997, by and between INNOVA CORPORATION, a Washington corporation ("Lessee"), and GATEWAY NORTH PROPERTIES, L.L.C., a Delaware limited liability company ("Lessor"), with reference to the following facts:

        A. Lessor and Lessee are the current parties to that certain Lease, dated as of April 16, 1996 (the "Lease"), for the lease by Lessee of space in a building located at 3325 South 116th Street, Suite 161, as more particularly described in the Lease (the "Leased Premises"). All capitalized terms referred to in this Amendment shall have the same meaning defined in the Lease, except where expressly defined to the contrary in this Amendment.

        B. Lessee and Lessor desire to amend the Lease to expand the Leased Premises, and to make certain other changes to the Lease, upon the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Confirmation. Lessee acknowledges and agrees that: (a) Lessee is in sole possession of the Leased Premises demised under the Lease; (b) all work, improvements and furnishings required by Lessor under the Lease have been completed and accepted by Lessee; (c) all free rent and any other concession required under the Lease have been granted, used and otherwise satisfied; and
(d) it has no offset, claim, recoupment or defense against the payment of rent and other sums and the performance of all obligations of Lessee under the Lease.

        2. Expansion. Commencing on January 1, 1999, the Leased Premises identified in Article 1.3(c) of the Lease shall be expanded from 35,929 square feet (excluding mezzanine level which is approximately 3,000 square feet) to approximately 55,129 square feet (excluding mezzanine level which is approximately 3,000 square feet)(See Exhibit A attached hereto). The parties


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
agree that the foregoing square footage figures shall be deemed the actual square footage figures for the applicable space.

        3. Minimum Monthly Rent. Commencing on January 1, 1999, the Minimum Monthly Rent identified in Article 1.5(A) of the Lease shall follow the following schedule:

           January 1, 1999 through October 31, 1999, Thirty-nine thousand eight hundred and forty-seven dollars ($39,847.00).

           November 1, 1999 through October 31, 2000, Forty-one thousand nine hundred and forty-nine dollars ($41,949.00)per month.

           November 1, 2000 through October 31, 2001, Forty-three thousand one hundred and fifty-six dollars ($43,156.00) per month.

        4. Pro Rata Share of Complex. Commencing on January 1,1999, the Initial Pro Rata % identified in Article 1.8 of the Lease is 20.70% (55,129/266,356).

        5. Pro Rata Share of Building. Commencing on January 1, 1999, the Pro Rata % of Building identified in Article 1.8(a) is 70.20% (35,929/51,179)of the 3325 South 116th Street building and 38.21% (19,200/50,254)of the 3425 South 116th Street building.

        6. NOTICE OF YAMATO LEASE DEFAULTS. While Yamato TRANSPORT U.S.A., INC. ("YAMATO") IS A TENANT OF GATEWAY NORTH PROPERTIES, L.L.C. AND WHILE INNOVA CORPORATION IS A SUB-TENANT OF YAMATO, LESSOR SHALL COPY LESSEE IN THE EVENT OF ANY LEASE DEFAULT BY YAMATO AND SHALL ALLOW LESSEE THE OPPORTUNITY TO CURE THE DEFAULT. LESSEE'S OPPORTUNITY TO CURE A YAMATO LEASE DEFAULT SHALL BE WITHIN THE TIME FRAME PROVIDED FOR IN THE YAMATO LEASE AND SHALL RUN CONCURRENTLY WITH YAMATO'S CURE PERIOD AND NOT AS AN ADDITIONAL PERIOD.

        7. General Provisions.

                  7.1 Further Assurances. Lessor and Lessee each agree to execute any and all documents and agreements reasonably requested by the other party to further evidence or effectuate this Amendment.


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
                  7.2 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

                  7.3 Reaffirmation. As amended hereby, the Lease shall remain in full force and effect.

                  7.4 Conflicts. In case of any conflict between any term or provision of this Amendment and the Lease, the term or provision of this Amendment shall govern.

                  7.5 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one agreement.

         IN WITNESS WHEREOF, this Amendment has been executed as of the date first set forth above.

LESSOR:            GATEWAY NORTH PROPERTIES, L.L.C.,
                   a Delaware limited liability company

                   By:  Divco West Group, L.L.C.,
                        a Delaware limited liability company,
                        Its Agent

                        By:  /s/ SCOTT SMITHERS
                            ------------------------------------------

                        Name:  Scott Smithers
                            ------------------------------------------

                        Its:   President
                            ------------------------------------------

                        Date:  2/20/97
                            ------------------------------------------

LESSEE:             Innova Corporation,
                    a Washington corporation

                    By:    /s/ JOHN HEMINGWAY
                         ---------------------------------------------
                    Name:  John Hemingway
                         ---------------------------------------------

                    Its:   CFO
                         ---------------------------------------------

                    Date:  2/11/97
                         ---------------------------------------------


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
                                     NOTARY

                                     LESSOR

STATE OF CALIFORNIA           )
                              ) ss.
COUNTY OF SANTA CLARA         )

         On this 20th day of February, 1997, before me, the undersigned, a Notary Public in and for the State of California, duly commissioned and sworn, personally appeared Scott Smithers, to me known to be the President of Divco West Group, L.L.C., the limited liability corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned and on oath stated that he/she was authorized to execute said instrument.

         WITNESS my hand and official seal hereto affixed the day and year in this certificate above written.


                    Michael Quinonez
                    -----------------------------------------
                    Notary Public in and for the State of
                    California
[SEAL}              -----------------------------------------
                    My Appointment Expires
                    4-18-99
                    -----------------------------------------


                                     LESSEE
STATE OF CALIFORNIA           )
                              ) ss.
COUNTY OF SANTA CLARA         )

         On this 11th day of February, 1997, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared John Hemingway, to me known to be the CFO of Innova Corporation the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned and on oath stated that he/she was authorized to execute said instrument.

         WITNESS my hand and official seal hereto affixed the day and year in this certificate above written.


                    [ILLEGIBLE]
                    -----------------------------------------
                    Notary Public in and for the State of Washington My Appointment Expires 11/29/99


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